Exhibit 10.10
[***] = Certain information contained in this document has been omitted because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.

SECOND JOINT ADDENDUM TO THE AIRCRAFT PURCHASE AGREEMENTS (“ADDENDUM 2”)

PURCHASER(S):    The parties set forth on the signature page of this Addendum 2.

SELLERS:    The parties set forth on the signature page of this Addendum 2.

DATE:            April 9, 2024
=================================================================

Purchasers and Sellers are parties to those certain Aircraft Purchase Agreements dated March 11, 2024 ("APAs") for the collective purchase of eight (8) “Aircraft”, as more specifically described in each APA, as amended by the Joint Addendum to the Aircraft Purchase Agreements dated March 11, 2024 (“Addendum 1”), which for good and valuable consideration are hereby modified and supplemented by this Addendum 2as follows:

1.For N125XP, the Engine bearing manufacturer’s serial number [***] is replaced with [***] and the Engine bearing manufacturer’s serial number [***] is replaced by [***].

2.For N818LX, the Engine bearing manufacturer’s serial number [***] is replaced with [***].

3.For N818LX, the Purchase Price is revised from $2,465,607.00 to $1,861,577.00.

4.For N125XP, the Purchase Price is revised from $2,753,628.00 to $3,357,658.00.

5.For N800TL, the Aircraft is subject to a Claim of Lien recorded by the FAA as Q076698 (“Phoenix Lien”). N800TL LLC accepts delivery of the Aircraft subject to the Phoenix Lien. An additional $20,000.00 will be held back from the Purchase Price until such time the Phoenix Lien is released (“PL Holdback”). Any amounts from the PL Holdback not used by N800TL LLC to release the Phoenix Lien will be returned to Aviation Bridge, LLC. If additional costs are required to release the Phoenix Lien, Aviation Bridge, LLC will indemnify and hold N800TL LLC harmless from such amounts upon provision of reasonable documentation supporting the additional costs.

6.For N717KV, N717KV LLC will accept delivery of the Aircraft with a loaner APU bearing manufacturer’s serial number [***] (“Loaner”). M&N Equipment LLC dba M&N Aviation (“M&N”) will remain responsible for the cost of repairs and installation of the APU bearing manufacturer’s serial number [***] (“Original”) and all costs related thereto, including but not limited to shipping, labor, parts, and rental costs. If the Loaner is unusable for any reason prior to the reinstallation of the Original, M&N will be subject to Section 5 of Addendum 1 until another loaner APU is installed. If the Original cannot be repaired or such repair and installation takes longer than six (6) months, M&N will pay N717KV LLC the amount required to procure and install (and all related costs thereto) an APU of similar make, model, year, use, and condition of the Original and upon receipt of such payment, M&N will have no obligations to N717KV LLC related to the Loaner or the Original and will retain title to both APUs. To secure M&N’s obligations under this Section an additional $200,000 will be held back from the Purchase Price (“APU Holdback”). Upon installation of the Original or purchase and installation of a replacement APU, the APU Holdback, or applicable portion thereof, will be returned to M&N.

    In all other respects, except as modified herein above, the terms and conditions of the APAs and Addendum 1 are hereby ratified, affirmed, approved and incorporated herein by reference and made a part hereof. To the extent that any of the provisions of this Addendum 2 conflicts with the terms and conditions of any APA or Addendum 1, then the terms most favorable to Purchasers will control the subject matter. This Addendum 2 may be executed in multiple counterparts, each of which will be deemed an original, but all of which together shall constitute one and the same instrument. Electronically transmitted signatures shall constitute original signatures. The parties to this Addendum 2 are sophisticated and have been represented or had the opportunity to be represented in connection with the negotiation and performance of this Addendum 2. The parties agree that no presumptions relating to the interpretation of contracts against the drafter of any particular clause should or may be applied in this case and, therefore, waive their effects.
<Signature page follows>

IN WITNESS WHEREOF, we have hereunto affixed our respective hands and seals as of the date above first written.

SELLERS:
Atlas Jet, Inc.                            Aviation Bridge, LLC

By:     /s/ Michael Danenberg                    By:    /s/ Zvi Dannenberg
Name:    Michael Danenberg                    Name:    Zvi Dannenberg
Title:    CEO                            Title:    Director

M&N Equipment, LLC dba M&N Aviation            ACKNOWLEDGED BY:
TVPX Aircraft Solutions Inc., not in
                                its individual capacity but solely as
Owner Trustee under the Trust
Agreement

By:    /s/ Todd Schieck                     By:    /s/ Michael Hoggan
Name:    Todd Schieck                        Name:    Michael Hoggan
Title:    Managing Director                    Title:    Senior Vice President

PURCHASERS:

N84UP LLC                            N800TL LLC

By:    Blade Urban Air Mobility, Inc.,                By:    Blade Urban Air Mobility, Inc.,
its managing member                        its managing member

By:      /s/ Melissa Tomkiel                    By:      /s/ Melissa Tomkiel
Name:    Melissa Tomkiel                    Name:    Melissa Tomkiel
Title:    President                        Title:    President

N154RR LLC                            N682D LLC

By:    Blade Urban Air Mobility, Inc.,                By:    Blade Urban Air Mobility, Inc.,
its managing member                        its managing member

By:     /s/ Melissa Tomkiel                     By:      /s/ Melissa Tomkiel
Name:    Melissa Tomkiel                    Name:    Melissa Tomkiel
Title:    President                        Title:    President

PURCHASERS CONTINUED:

N125XP LLC                            N240V LLC

By:    Blade Urban Air Mobility, Inc.,                By:    Blade Urban Air Mobility, Inc.,
its managing member                        its managing member

By:      /s/ Melissa Tomkiel                    By:      /s/ Melissa Tomkiel
Name:    Melissa Tomkiel                    Name:    Melissa Tomkiel
Title:    President                        Title:    President

N717KV LLC                            N818LX LLC

By:    Blade Urban Air Mobility, Inc.,                By:    Blade Urban Air Mobility, Inc.,
its managing member                        its managing member

By:      /s/ Melissa Tomkiel                    By:     /s/ Melissa Tomkiel
Name:    Melissa Tomkiel                    Name:    Melissa Tomkiel
Title:    President                        Title:    President